UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 8, 2010

INFINERA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33486	77-0560433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

169 Java Drive

Sunnyvale, CA 94089

(Address of principal executive offices, including zip code)

(408) 572-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendments to Change of Control Agreements. On September 8, 2010, the Compensation Committee of the Board of Directors (the “Board”) of Infinera Corporation, a Delaware corporation (the ‘Company”), approved amendments to the Company’s Amended and Restated Change of Control Severance Agreements entered into with its chief executive officer (the “CEO”) and its other “officers” (as defined in Rule 16a-1 of the Securities Exchange Act of 1934, as amended) (the “Section 16 Officers”), including each of its named executive officers, to (i) increase the lump sum severance payment from twelve (12) months base salary to two (2) times annual base salary for the CEO and one and one-half (1.5) times annual base salary for the other Section 16 Officers; and (ii) increase the length of time of continuation of COBRA benefits from twelve (12) months to twenty-four (24) months for the CEO and from twelve (12) months to eighteen (18) months for the other Section 16 Officers.

The foregoing description is qualified in its entirety by reference to the forms of Amended and Restated Change of Control Severance Agreements, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2 and incorporated herein by reference.

Item 8.01	Other Events.

On September 9, 2010, upon the recommendation of the Nominating and Governance Committee of the Board, the Board appointed Kambiz Hooshmand as the lead independent director (the “Lead Independent Director”) of the Board. Mr. Hooshmand is also a member of the Board’s Compensation and Nominating and Governance Committees.

As Lead Independent Director, Mr. Hooshmand shall have the power and authority to coordinate the activities of the independent directors of the Board, as well as such other powers and authority as may be assigned to such office by the Board from time to time. The responsibilities of the Lead Independent Director will include the following:

•	chair any meeting of the Board at which the Chairman of the Board (the “Chairman”) is not present, including executive sessions of the independent directors;

•	call meetings of the independent directors;

•	serve as a liaison among the CEO, the other members of the Company’s senior management, the independent directors and the Chairman; and

•	along with the Chairman, approve the agenda for Board meetings, and the schedule for such meetings to assure there is sufficient time for discussion of the items included on the agenda.

Mr. Hooshmand receives compensation for his service on the Board in accordance with the Company’s standard compensatory arrangement for independent directors. In addition, Mr. Hooshmand will receive an annual retainer of $15,000 for his services as the Lead Independent Director.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of CEO Amended and Restated Change of Control Severance Agreement

10.2	Form of Section 16 Officer Amended and Restated Change of Control Severance Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINERA CORPORATION

Date: September 13, 2010	By:	/S/ MICHAEL O. MCCARTHY III
Michael O. McCarthy III Chief Legal and Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of CEO Amended and Restated Change of Control Severance Agreement

10.2	Form of Section 16 Officer Amended and Restated Change of Control Severance Agreement